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                                                               Exhibit 10.33(f)

                                 AMENDMENT NO. 3

                                       TO

                             LOAN AGREEMENT AND NOTE



         THIS AMENDMENT NO. 3 ("Amendment") is entered into as of February 24, 1999, by and between Electronic Data Submission Systems, Inc., having its principal place of business at 4575 Galley Road, Suite 100A, Colorado Springs, Colorado 80915 ("Borrower") and National Wireless Holdings, a Delaware corporation having its principal place of business at 249 Royal Palm Way, Suite 301, Balm Beach, FL 33480 ("Lender").


                                   BACKGROUND


         Borrower and Lender are parties to a Loan Agreement, dated as of June 9, 1995 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provided Borrower with certain financial accommodations, and a Note dated as of the same date (as amended, supplemented or otherwise modified from time to time, the "Note").

         Borrower has requested that Lender amend the Note and Loan Agreement and Lender is willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. AMENDMENT TO NOTE. Subject to satisfaction of the condition precedent set forth in Section 4 below, the words "ONE MILLION DOLLARS ($1,000,000) or" in the Note are hereby deleted and the words "ONE MILLION FOUR HUNDRED THOUSAND DOLLARS ($1,400,000) or" are hereby substituted therefor.

         3. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the condition precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

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         (a)      The reference to "One Million ($1,000,000) Dollars" in the first "WHEREAS" clause shall be deleted and a reference to "One Million Four Hundred Thousand ($1,400,000)" substituted therefor.

         (b) The words "at any one time outstanding up to One Million ($1,000,000) Dollars" in the definition of "Commitment" shall be deleted and the words "at any one time outstanding (x) until and excluding March 24, 1999, up to $1,200,000; (y) from March 24, 1999 to and excluding April 24, 1999, up to $1,300,000; and (z) from and after April 24, 1999, up to $1,400,000".

         (c) Schedule A to the Loan Agreement is hereby amended by deleting the reference to "$1,000,000" in line "1)" thereof and by substituting, in lieu thereof, the following: "until and excluding March 24, 1999, $1,200,000; (y) from March 24, 1999 to and excluding April 24, 1999, $1,300,000; and (z) from and after April 24, 1999, $1,400,000".

         4. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective upon satisfaction of the following condition precedent: Lender shall have received four (4) copies of this Amendment executed by Borrower and each of the guarantors, grantors of collateral security and subordinated creditors set forth on the signature pages hereto.

         5. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants as follows:

                  (a) This Amendment, and the Loan Agreement and the Note as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement and the Note to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

                  (d) Borrower has no defense, counterclaim or offset with respect to the Loan Agreement or the Note.

         6. EFFECT ON THE LOAN AGREEMENT AND LOAN DOCUMENTS.

         (a) Upon the effectiveness of SECTION 2 hereof, each reference in the Loan Agreement or the Note to "this Agreement," "hereunder," "hereof," "herein" or words of like

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import shall mean and be a reference to the Loan Agreement or the Note as respectively amended hereby.

         (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The obligations, liabilities and indebtedness under the Loan Agreement as amended constitute senior indebtedness under all subordination agreements relating thereto.

         (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         (d) Upon the effectiveness of SECTION 2 hereof, each reference in the Loan Documents to the Loan Agreement and/or the Note or words of like import shall mean and be a reference to the Loan Agreement or the Note as respectively amended hereby

         7. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         9. COUNTERPARTS. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                  ELECTRONIC DATA SUBMISSION SYSTEMS, INC.

                                  By: /s/ Joseph D. Truscelli
                                      -----------------------
                                           Its:


                                  NATIONAL WIRELESS HOLDINGS INC.

                                  By: /s/ Terrence S. Cassidy
                                      -----------------------
                                           Its:


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CONSENTED AND AGREED TO:

/s/ Joseph D. Truscelli
------------------------
Joseph D. Truscelli
Subordinated Debt Holder